UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

September 30, 2022

Date of Report

(Date of earliest event reported)

iFresh Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-38013	82-0664764
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

34-48 Linden Place, Flushing, NY 11345	11345
(Address of Principal Executive Offices)	(Zip Code)

(718) 359-2518

(Registrant’s telephone number, including area code)

Former address: 2-39 54th Avenue, Long Island City, NY

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.0001 par value	IFMK	OTC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 — Submission of Matters to a Vote of Security Holders

At the special meeting of shareholders of iFresh Inc. (the “Registrant” or the “Company”) held on September 30, 2022, the shareholders of the Registrant (the “Shareholders”) voted to: (i) to approve an amendment to the Company’s Certificate of Incorporation to increase the number of authorized shares of the Company’s common stock (the “Common Stock”) to One Billion (1,000,000,000) shares; (ii) to confirm, on a non-binding advisory basis, the composition of the board of directors (the “Board”) and the appointment of the executive officers of the Company; (iii) to ratify, on a non-binding advisory basis, the issuance of Sixty Million (60,000,000) shares of the Common Stock to the designee of Mr. Dengrong Zhou (“Zhou Shares”), as partial reimbursement of legal fees advanced by him in connection with a lawsuit where the composition of the Board was confirmed by the Delaware Court of Chancery; (iv) to grant, on a non-binding advisory basis, discretionary authority to the Board to take all necessary actions as the Board, in its judgment, may deem necessary, appropriate, or advisable in order to cause the Common Stock to be uplisted to The Nasdaq Stock Market; (v) to confirm, on a non-binding advisory basis, the Company’s plans to grow its grocery store business and expand the Company’s business to Canada, Mexico and the Caribbean; and (vi) to confirm, on a non-binding advisory basis, the Company’s plans to conduct an internal audit.

1. The votes cast by the Shareholders with respect to the increase of the authorized shares of Common Stock were as follows:

For	Votes Against	Votes Abstain	Broker Non-Vote	% Votes for (Based on Total Proxy Shares)
81,199,947	8,685,827	227.00	0	84.34

2. The votes cast by the Shareholders with respect to non-binding advisory vote confirming the director and executive officer confirmation were as follows:

For	Votes Against	Votes Abstain	Broker Non-Vote	% Votes for (Based on Total Proxy Shares)
79,710,261	7,738,447	112,465	2,324,828	82.80

3. The votes cast by the Shareholders with respect to non-binding advisory vote ratifying the issuance of Zhou Shares as follows:

For	Votes Against	Votes Abstain	Broker Non-Vote	% Votes for (Based on Total Proxy Shares)
				With votes by Zhou Shares	Without votes by Zhou Shares as if Zhou Shares had not been issued
79,659,609	7,896,493	5,071	2,324,828	82.74	54.20

4. The votes cast by the Shareholders with respect to non-binding advisory vote confirming the NASDAQ uplisting initiative were as follows:

For	Votes Against	Votes Abstain	Broker Non-Vote	% Votes for (Based on Total Proxy Shares)
79,874,793	7,685,388	992	2,324,828	82.97

5. The votes cast by the Shareholders with respect to non-binding advisory vote confirming the business expansion initiative were as follows:

For	Votes Against	Votes Abstain	Broker Non-Vote	% Votes For (Based on Total Shares Voted)
79,864,624.	7,689,309	7,240	2,324,828	82.96

6. The votes cast by the Shareholders with respect to non-binding advisory vote confirming the internal audit were as follows:

For	Votes Against	Votes Abstain	Broker Non-Vote	% Votes For (Based on Total Shares Voted)
79,909,461	7,651,545	167	2,324,828	83.00

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 4, 2022

iFRESH INC.

By:	/s/ Ping Zhou
Name:	Ping Zhou
Title:	Chief Executive Officer

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